Retirement Plans (Tables)	6 Months Ended
Jun. 30, 2016
Compensation and Retirement Disclosure [Abstract]
Schedule of Amounts Recognized in Other Comprehensive Income (Loss) [Table Text Block]
The following table presents cumulative changes in other comprehensive income (loss) related to our benefit plans included as a component of equity for the periods presented, net of income tax. The related expenses are included in direct operating expenses in the Condensed Consolidated Statements of Operations.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(In thousands)
Beginning of period balance	$651	$(1,283)	$651	$(1,291)
Amortization of net prior service cost	(63)	41	(63)	41
Reclassification of loss to income	11	12	11	25
Income tax	—	(4)	—	(9)
End of period balance	$599	$(1,234)	$599	$(1,234)